Restricted cash	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Restricted cash
6	Restricted cash

	December 31, 2023	December 31, 2022
Restricted cash (i)	—	1,608

Total	—	1,608

(i)
As of December 31, 2023, the Company does not have restricted cash balances. As of December 31, 2022, the restricted cash included US$608, which Itaú Bank in Brazil held. These deposits were not available for use by the other entities within the Group and refer to the guarantee granted related to BNDES and Itaú loans. The restricted cash also included US$1,000 related to guarantees used to increase the Group’s corporate credit cards limits. Refer to note 16 for additional details.